UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019 (September 9, 2019)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1550, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value Share Purchase Rights	FRED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on September 9, 2019, Fred’s, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (“Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On September 11, 2019, the Bankruptcy Court granted interim approval of a Senior Secured Superpriority Debtor-In-Possession Credit Agreement (the “DIP Credit Agreement”), by and among the Debtors, Regions Bank, in its capacity as administrative agent (the “DIP Agent”), co-collateral agent and lender, and Bank of America, N.A., in its capacity as co-collateral agent and lender (Bank of America, N.A. and Regions Bank in their capacities as lenders, the “DIP Lenders”). On September 11, 2019, the Company, the DIP Agent and the DIP Lenders entered into the DIP Credit Agreement. The DIP Credit Agreement contains the following terms:

•

a senior secured, first- and super-priority debtor-in-possession revolving credit facility (the “DIP Facility”) in the aggregate principal amount of up to $35 million subject to the terms and conditions set forth in the DIP Credit Agreement (the “DIP Loan Commitment”);

•

borrowings under the DIP Facility bear interest at a rate (the “Interest Rate”) per annum equal to (i) the greater of (a) the prime lending rate, (b) the federal funds rate and (c) LIBOR plus 1.00%, plus (ii) 3.25%, and upon an event of default, an additional 2.00% shall be added to the interest rate;

•

the Company is also required to pay: (i) an unused line fee of 0.50% per annum (payable monthly in arrears) on the average daily unused portion of the DIP Loan Commitment, (ii) a letter of credit fee equal to the Interest Rate multiplied by the amount available to be drawn under letters of credit (payable monthly in arrears), and (iii) certain other fees to the DIP Agent, for the benefit of the DIP Agent and the DIP Lenders;

•	the maturity of the DIP Facility is March 11, 2020, subject to earlier termination upon occurrence of customary defaults (“Termination”);

•

proceeds of the loans made under the DIP Facility may be used only for the following purposes: (i) to repay indebtedness under that certain Amended Revolving Loan and Credit Agreement, dated as of April 9, 2015, as amended, by and among the Company and certain of its subsidiaries, Regions Bank, in its capacity as administrative agent, co-collateral agent and lender, and Bank of America, N.A., in its capacity as co-collateral agent and lender (the “Prepetition Revolving Credit Facility”); (ii) to pay expenses in a budget in form and substance satisfactory to the DIP Lenders (“Budget”) to fund the costs of an orderly liquidation; (iii) to repay certain other fees and expenses; (iv) to repay the obligations under the DIP Credit Agreement; and (v) certain other limited purposes set forth in the DIP Credit Agreement;

•

the obligations under the DIP Credit Agreement are secured (subject to the Carve-Out (as defined below)) on the following bases: (i) a superpriority administrative claim; (ii) a perfected first priority senior security interest and lien on all assets of Debtors; and (iii) a perfected junior lien on certain property subject to valid, perfected and unavoidable prepetition liens;

•

the Debtors are subject to certain milestones, including (among other things) the following deadlines: (i) entry of the Bankruptcy Court’s final order, in form and substance acceptable to the DIP Lenders and the DIP Agent, approving the DIP Facility no later than October 15, 2019; (ii) entry of an order authorizing going out of business sales to commence no later than September 12, 2019; (iii) completion of going out of business sales by October 30, 2019; (iv) entry of an order approving pharmacy scripts and pharmacy inventory sale procedures no later than September 23, 2019; (v) completion of the pharmacy scripts and pharmacy inventory sales no later than October 18, 2019; (vi) entry of an order approving real estate sale procedures no later than October 7, 2019; (vii) holding an auction for real estate sales no later than October 17, 2019; and (viii) completion of the real estate sales on or before November 15, 2019;

•

the DIP Facility provides for certain customary covenants applicable to the Company, including covenants requiring (i) compliance with the approved Budget, subject to permitted variance of 15% on collections and 10% on disbursements, tested on a rolling 2-week basis for aggregate collections and disbursements and 1 week basis for front store going out of business collections and Rx merchandise disbursements; and (ii) delivery of a rolling 13-week operating cash flow forecast updated every four weeks and a weekly Budget variance report;

•

the Debtors’ obligations to the DIP Lenders and the liens and superpriority claims are subject in each case to a carve-out (the “Carve-Out”) that accounts for certain administrative, court and legal fees payable in connection with the Chapter 11 Cases; and

•	certain other terms consistent with the Prepetition Revolving Credit Facility, modified as appropriate and mutually agreed to.

The DIP Facility is subject to final approval by the Bankruptcy Court, which has not been obtained at this time.

The foregoing description of the DIP Credit Agreement and the DIP Facility described therein is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K regarding the DIP Credit Agreement is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 9, 2019, the Company received a letter from the listing qualifications department staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq has determined that the Company’s common stock (the “Common Stock”) will be delisted from Nasdaq. Accordingly, unless the Company requests an appeal of this determination, trading of the securities will be suspended at the opening of business on September 18, 2019 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

As previously disclosed, on June 18, 2019, the Company received notice from Nasdaq that as of June 17, 2019, the closing bid price for the Company’s common stock on the Nasdaq Global Select Market was below $1.00 for the last 30 consecutive business days and that the Company was therefore not in compliance with the minimum bid price requirement under Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq provided the Company with 180 calendar days to regain compliance.

The Company does not intend to appeal the delisting determination resulting from the commencement of the Chapter 11 Cases and, therefore, it is expected that the securities will be delisted. The Company expects that its Common Stock will be eligible to be quoted on the OTC Pink Market operated by the OTC Markets Group Inc. (the “OTC Pink”). To be quoted on the OTC Pink, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. The OTC Pink is a significantly more limited market than NASDAQ, and the quotation of the Common Stock on the OTC Pink may result in a less liquid market available for existing and potential stockholders and could further depress the trading price of the Common Stock. There can be no assurance that any public market for the Common Stock will exist in the future.

Forward Looking Statements

Comments in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, strategic initiatives, including those relating to store closures and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our store closures and the related sales of inventory and real estate issues; (iii) our divestitures; (iv) utilizing our stores and the extent of our pharmacy department presence in stores; (v) conditions affecting the retail sector as a whole; (vi) our reliance on a single supplier of pharmaceutical products; (vii) our pharmaceutical drug pricing; (viii) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (ix) consolidation in the healthcare industry; (x) our private brands; (xi) the seasonality of our business and the impact of adverse weather conditions; (xii) operational, supply chain and distribution difficulties; (xiii) merchandise supply and pricing; (xiv) consumer demand and product mix; (xv) our employees; (xvi) risks relating to payment processing; (xvii) our computer systems, and the processes supported by our information technology infrastructure; (xviii) our ability to protect the personal information of our customers and employees; (xix) cyber-attacks; (xx) changes in governmental regulations; (xxi) the outcome of legal proceedings, including claims of product liability; (xxii) insurance costs; (xxiii) tax assessments and unclaimed property audits; (xxiv) current economic conditions; (xxv) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxvi) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxvii) our largest stockholder holding a significant percentage of our outstanding equity; (xxviii) our ability to attract and retain talented executives; (xxix) any strategic alternatives that we decide to pursue, if any; (xxx) risks related to the possible trading of the Company’s common stock on the OTC Pink; (xxxi) the risks and uncertainties relating to the Company’s Chapter 11 Cases, including but not limited to, our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on our Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases; (xxxii) the conditions to which our debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside our control; and (xxxiii); and the factors listed under Item 1A: “Risk Factors” in our Annual Report on Form 10-K, filed on May 3, 2019, with the Securities and Exchange Commission, under Part II, Item 1A: “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended May 4, 2019 and in any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of September 11, 2019, by and between Fred’s, Inc., certain subsidiaries, Regions Bank and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S, INC.

Date: September 13, 2019	By:	/s/ Joseph M. Anto
	Name:	Joseph M. Anto
	Title:	Chief Executive Officer and Secretary

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